EXHIBIT 32.1


             SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER



This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of P.A.M. Transportation Services, Inc. (the "Issuer").

I, Robert W. Weaver, President and Chief Executive Officer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:   October 30, 2003          By: /s/ Robert W. Weaver
                                   -----------------------------------------
                                   Robert W. Weaver
                                   President and Chief Executive Officer
                                   (chief executive officer)